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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  December 15, 2005

                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

            1 City Boulevard West, Suite 820                   92868
                Orange, California                          (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 937-3211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

Effective December 15, 2005 resigned as Chief Executive Officer and as a member of the Board of Directors of PPOL, Inc. for personal reasons.

Mr. Masao Yamamoto (56), formerly Chief Operating Officer of the Company, has been appointed as Chief Executive Officer by the Board of Directors. He will continue in his role as Director of the Company.

Mr. Masao Yamamoto is also the Chief Executive Officer of AJOL Co. Ltd., PPOL's wholly owned subsidiary, where he previously served as General Manager of Finance and Director. Prior to joining AJOL he was General Manager of accounting with Chiiki Shinko Kyouiku Jigyo Foundation. Mr. Yamamoto graduated from the Koganei Industrial School, with a major in Electronics.

The position of Chief Operating Officer of the Company will remain vacant for the time being. However, Mr. Yamamoto will continue to carry on those responsibilities in addition to his new responsibilities as Chief Executive Officer of the Company.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 2005

                                     PPOL, Inc.

                                     By: /s/ Richard Izumi
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                                         Richard Izumi
                                         Chief Financial Officer and Secretary